Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On July 14, 2020, the Company announced that it had commenced an exchange offer (the "Offer") to all holders of its outstanding warrants to receive 0.250 shares of Class A-1 Common Stock in exchange for each warrant tendered pursuant to the Offer. The Offer will be open until 11:59 p.m., Eastern Standard Time, on August 11, 2020, or such later time and date to which the Company may extend. On July 16, 2020, the Company consummated the redemption of its Public Warrants. The Company exchanged each Public Warrant for 0.250 shares of the Company’s Class A-1 Common Stock and issued 3,784,416 shares of its Class A-1 Common Stock in exchange for the Public Warrants at settlement of the redemption.
On July 22, 2020, the Company received written notice from the New York Stock Exchange (the “NYSE”) that the NYSE suspended trading in, and has determined to commence proceedings to delist, the Company’s Public Warrants to purchase shares of the Company’s Class A-1 Common Stock (ticker symbol ACEL.WS) from the NYSE. The delisting is a result of the failure to of the Public Warrants to comply with the continued listing standard set forth in Section 802.01D of the NYSE Listed Company Manual which requires the Company to maintain at least 100 public holders of a listed security.
On July, 22, 2020 (the “Closing Date”), the Company completed its previously announced acquisition of Tom’s Amusement Company, Inc., a southeastern U.S. amusement operator and Master Licensee in the state of Georgia. The total purchase price was approximately $3.6 million, of which the Company paid $2.1 million in cash at closing. The remaining $1.5 million of contingent consideration payables are to be paid in cash on the 18-month and 24-month anniversaries of the Closing Date. The amount of each payment is $750,000 multiplied by a performance ratio. In addition, the Georgia Lottery Corporation approved Accel's operating subsidiary, Bulldog Gaming, LLC, as a Master Licensee.
On July 30, 2020, the Company and the terminal operator entered into the Omnibus Amendment (the “Amendment”) to the original agreement to purchase convertible promissory notes from another terminal operator. The Amendment, among other things, extends the maturity date of the $5.0 million convertible note and the beginning of the payback period for the $25.0 million convertible note until December 31, 2020.
On August 4, 2020, the Company and the other parties thereto entered into Amendment No. 1 to its Credit Agreement. The amendment, among other things, provides a waiver of financial covenant breach for the periods ended September 30, 2020 through March 31, 2021 of the First Lien Net Leverage Ratio and Fixed Charge Coverage Ratio (each as defined under the Credit Agreement).
Subsequent Events
On January 14, 2020, the market condition for the conversion of Tranche I of the Class A-2 shares was satisfied. Accordingly, 1,666,666 Class A-2 shares were converted into Class A-1 shares.